Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Robert H. Swanson, Jr., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Linear Technology Corporation on Form 10-K for the fiscal year ended June 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Linear Technology Corporation.


                                                  By: /s/ Robert H. Swanson, Jr.
                                                  ------------------------------
                                                  Name: Robert H. Swanson, Jr.
                                                  Title: Chief Executive Officer


I, Paul Coghlan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Linear Technology Corporation on Form 10-K for the fiscal year ended June 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Linear Technology Corporation.


                                                  By: /s/ Paul Coghlan
                                                  ------------------------------
                                                  Name: Paul Coghlan
                                                  Title: Chief Financial Officer

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